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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 5, 2005, in the Amendment No. 2 to the Registration Statement (Form S-1; File No. 333-129221) and related Prospectus of Chipotle Mexican Grill, Inc. to be filed December 23, 2005.

                      /s/ Ernst & Young LLP

Denver, Colorado
December 22, 2005

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Consent of Independent Registered Public Accounting Firm